UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       On May 21, 2021, AXIS Re SE, Dublin (Zurich Branch) (the “Company”), a subsidiary of AXIS Capital Holdings Limited, and Steve K. Arora, Chief Executive Officer – AXIS Reinsurance, entered into a new employment agreement (the “Swiss Employment Agreement”) and a related side letter (the “Swiss Side Letter” and together with the Swiss Employment Agreement, the “Swiss Employment Documents”) in order to convert the terms of Mr. Arora’s employment agreement from a U.S. expatriate arrangement to a localized contract under Swiss law.

The Swiss Employment Documents are effective June 1, 2021 and contain terms substantially similar to those of each of the employment agreement and letter agreement by and between Steve K. Arora and AXIS Specialty U.S. Services, Inc., each dated July 5, 2017, as amended. In particular, the Swiss Employment Agreement:

•	provides that Mr. Arora’s annual base salary be paid in Swiss francs and shall be no less than CHF 860,000;
•	requires either party to provide six months’ notice prior to termination for any reason, except for a termination by the Company for cause; and
•	revises the non-compete period to six months and aligns the severance payment for the Company’s termination of Mr. Arora without cause (or by Mr. Arora for good reason), including following a change in control, with the revised non-compete period.

The descriptions of the Swiss Employment Documents contained herein are qualified in their entirety by reference to the Swiss Employment Agreement and the Swiss Side Letter which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description of Document
10.1	Employment Agreement dated May 21, 2021 by and between AXIS Re SE, Dublin (Zurich Branch) and Steve K. Arora

10.2	Letter Agreement dated May 21, 2021 by and between AXIS Re SE, Dublin (Zurich Branch) and Steve K. Arora

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2021

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel